SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of Earliest Event Reported): July 26, 2004


                               ACADIA REALTY TRUST
             (Exact name of registrant as specified in its charter)


            Maryland                         1-12002           23-2715194
-------------------------------            ------------     -------------------
        (State or other                    (Commission      (I.R.S. Employer
 jurisdiction of incorporation)            File Number)     Identification No.)



                             1311 Mamaroneck Avenue
                                    Suite 260
                          White Plains, New York 10605
               (Address of principal executive offices) (Zip Code)


                                 (914) 288-8100
              (Registrant's telephone number, including area code)



          (Former name or former address, if changed since last report)

ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits


Exhibit Number             Description
-------------------                 --------------------------------
99.1                       Press release dated July 26, 2004


ITEM 12. Results of Operations and Financial Condition

On July 26, 2004, the Registrant announced its consolidated financial results for the quarter ended June 30, 2004. A copy of the Registrant's earnings press release is furnished as Exhibit 99.1 to this report on Form 8-K. The information contained in Item 12. of this report on Form 8-K, including Exhibit 99.1, shall not be deemed "filed" with the Securities and Exchange Commission nor incorporated by reference in any registration statement filed by the Registrant under the Securities Act of 1933, as amended.






                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                ACADIA REALTY TRUST
                                                   (Registrant)


Date: July 26, 2004                             By: /s/ Michael Nelsen
                                                -------------------------------
                                                    Name:  Michael Nelsen
                                                    Title: Sr. Vice President
                                                    and Chief Financial Officer



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